AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Merger Agreement”) is made as of October 21, 2005, by and among Celtron International, Inc., a Nevada corporation (“Celtron”), Celtron Acquisition Corp., a Nevada corporation (“MergerSub”), Buytron, Inc., a Nevada corporation (“Buytron”), Alanda Family Trust (“Alanda”) and Opus International, LLC (“Opus,” and together with Alanda, the “Buytron Shareholders”), with reference to the following facts:

A.

The Buytron Shareholders own all of the outstanding stock of Buytron, which they formed solely for the purpose of holding shares of the common stock of Celtron.

B.

Buytron owns 14,000,000 shares of Celtron common stock.

C.

The Buytron Shareholders have business differences and wish to separate their indirect ownership in Celtron common stock through Buytron.

D.

Celtron wishes to eliminate the control represented by Buytron’s ownership of its shares and reduce the number of outstanding shares of its common stock.

E.

Celtron owns 107,278,482 shares of the common stock of Orbtech Holdings, Ltd. (“Orbtech”), representing approximately 70% of the outstanding common stock of Orbtech, and wishes to transfer 42,085,891 of those shares (approximately 27.5% of the outstanding common stock of Orbtech) in consideration of the acquisition of Buytron and the reduction in the number of its outstanding shares.

F.

MergerSub was formed solely for the purpose of acquiring Buytron.

G.

The respective Boards of Directors of Celtron, Buytron and MergerSub have determined that it is advisable and in the best interests of these entities and their respective stockholders, that Buytron merge with MergerSub, with MergerSub surviving, upon the terms hereinafter provided and in accordance with the laws of the State of Nevada in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

H.

The Board of Directors of Celtron has approved the merger of MergerSub with and into Celtron, with Celtron surviving, promptly following the merger of Buytron into MergerSub, upon the terms hereinafter provided and in accordance with the laws of the State of Nevada in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Code.

I.

The respective Boards of Directors of Celtron, Buytron and MergerSub and the respective shareholders of Buytron and MergerSub have approved these mergers and this Merger Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

2.

First Merger

2.1

Subject to the terms of this Merger Agreement, Buytron shall merge with and into MergerSub, with MergerSub surviving (the “First Merger Surviving Corporation”), in accordance with Sections 92A.120 and 92A.190 of the Nevada Revised Statutes (“NRS”) (the “First Merger”).  The First Merger shall become effective on the date and at the time (the “First Merger Effective Time”) at which the Articles of Merger, executed and acknowledged on behalf of Buytron and MergerSub, have been filed with the Nevada Secretary of State.

2.2

The Articles of Incorporation of MergerSub, as in effect on the First Merger Effective Time, shall be the Articles of Incorporation of the First Merger Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.  The Bylaws of MergerSub, as in effect on the First Merger Effective Time, shall be the Bylaws of the First Merger Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

2.3

The directors of MergerSub immediately prior to the First Merger Effective Time shall be the directors of the First Merger Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and the Bylaws of the First Merger Surviving Corporation.  The officers of MergerSub immediately prior to the First Merger Effective Time shall be the officers of the First Merger Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and the Bylaws of the First Merger Surviving Corporation.

2.4

From and after the First Merger Effective Time, the First Merger Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of Buytron and MergerSub.

2.5

At the First Merger Effective Time:

2.5.1

The outstanding shares of common stock of Buytron shall be converted into an aggregate of 9,859,241 shares of the common stock of Celtron (the “Celtron Shares”) and 42,085,891 shares of the common stock of Orbtech (the “Orbtech Shares”).  The Celtron Shares and the Orbtech Shares shall be distributed pro rata to the Buytron Shareholders based on the number of shares of Buytron held by each unless the Buytron Shareholders agree otherwise.  The Buytron Shareholders agree that all of the Orbtech Shares shall be distributed to Alanda and that the Celtron Shares shall be distributed as follows: 4,859,241 shares to Alanda and 5,000,000 shares to Opus.  Celtron agrees to issue and deliver the Orbtech Shares and the Celtron Shares to the Buytron Shareholders in accordance with this Section .

2.5.2

All of the outstanding capital stock of Merger Sub remain outstanding and all of the outstanding capital stock of Buytron shall be cancelled.

2.5.3

All of the outstanding shares of Celtron common stock held by Buytron shall be delivered to Celtron and shall become treasury shares.

3.

Second Merger

3.1

Immediately following the First Merger, MergerSub shall merge into its parent Celtron, with Celtron surviving (hereinafter sometimes referred to as the “Second Merger Surviving Corporation,” and with the First Merger Surviving Corporation, the “Surviving Corporations”), in accordance with Section 92A.180 of the NRS (the “Second Merger”).  The Second Merger shall become effective on the date and at the time (the “Second Merger Effective Time”) at which the Articles of Merger, executed and acknowledged on behalf of Celtron and MergerSub, have been filed with the Nevada Secretary of State.

3.2

The Articles of Incorporation of Celtron, as in effect on the Second Merger Effective Time, shall be the Articles of Incorporation of the Second Merger Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.  The Bylaws of Celtron, as in effect on the Second Merger Effective Time, shall be the Bylaws of the Second Merger Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

3.3

The directors of Celtron immediately prior to the Second Merger Effective Time shall be the directors of the Second Merger Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and the Bylaws of the Second Merger Surviving Corporation.  The officers of Celtron immediately prior to the Second Merger Effective Time shall be the officers of the Second Merger Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and the Bylaws of the Second Merger Surviving Corporation.

3.4

From and after the Second Merger Effective Time, the Second Merger Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of Celtron and MergerSub.

3.5

At the Second Merger Effective Time, all of the outstanding shares of MergerSub shall be cancelled.

4.

Further Assurances.  From time to time as and when requested by the Surviving Corporations or by their respective successors and assigns, there shall be executed and delivered on behalf of such Surviving Corporations, as the case may be, such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporations the title to and possession of all property, interest, assets, right, privileges, immunities, powers, franchises and authority of the disappearing corporations, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporations are fully authorized, in the name and on behalf of the disappearing corporations, or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.

Stock Certificates.  At the First Merger Effective Time; (a) each certificate previously representing issued and outstanding shares of Buytron Common Stock shall be deemed and treated for all purposes as representing the Celtron Shares and/or Orbtech Shares into which such shares have been converted as provided in this Merger Agreement; (b) each former Buytron Shareholder shall exchange any such existing stock certificates for certificates representing the Celton Shares and the Orbtech Shares into which they have been converted; (c) the holders of certificates formerly representing Buytron Common Stock shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to the Celtron Shares and/or Orbtech Shares, as applicable; and (d) the stock transfer books of Buytron shall be closed, and no transfer of shares of Buytron Common Stock outstanding immediately prior to the First Merger Effective Time shall thereafter be made or consummated.

6.

Representations of Celtron.  Celtron represents and warrants to the Buytron Shareholders as follows:

6.1

Each of Celtron and MergerSub is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

6.2

This Agreement has been duly executed and delivered by each of Celtron and MergerSub and constitutes valid and legally binding obligations of Celtron and MergerSub enforceable against Celtron and MergerSub, respectively, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, or the availability of equitable remedies.

6.3

The execution and delivery of this Agreement by Celtron and MergerSub do not, and compliance by Celtron and MergerSub with the provisions of this Agreement will not, (a) conflict with or result in a breach or default under any of the terms, conditions or provisions of any agreement to which Celtron or MergerSub is a party; or (b) violate any law, rule or regulation applicable to Celtron or MergerSub.

6.4

Celtron is the record and beneficial owner of the Orbtech Shares, the Orbtech Shares are free and clear of all liens, claims and encumbrances, and Celtron has the right to transfer the Orbtech Shares to the Buytron Shareholders in the First Merger.

6.5

All Celtron Shares issued to the Buytron Shareholders in the First Merger will duly authorized, validly issued, fully paid and non-assessable.

7.

Representations and Agreements of the Buytron Shareholders.

7.1

The Buytron Shareholders jointly and severally represent and warrant to Celtron as follows:

7.1.1

Buytron is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

7.1.2

Buytron has no liabilities of any kind or nature.

7.2

Each Buytron Shareholder severally represents and warrants to Celtron as follows:

7.2.1

Such Shareholder is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

7.2.2

Such Shareholder will acquire the Celtron Shares and Orbtech Shares, as the case may be, for such Shareholder’s own account for the purpose of investment, and not with a view to distribution or resale thereof in violation of the Securities Act and the rules and regulations promulgated thereunder.

7.2.3

Such Shareholder understands and agrees that all certificates evidencing any of the Celtron Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE.  SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

7.2.4

Such Shareholder has sufficient knowledge and experience in business and financial matters so as to enable such Shareholder to analyze and evaluate the merits and risks of the investment contemplated hereby and is capable of protecting its interest in connection with this transaction, and such Shareholder is able to bear the economic risk of such investment, including a complete loss of the investment.

7.3

The Buytron Shareholders jointly and severally agree to indemnify and hold Celtron harmless from and against any liabilities that Buytron may have immediately prior to the First Merger.

8.

Plan of Reorganization.  This Agreement is intended to be a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

9.

Amendment.  Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the First Merger Effective Time with respect to any of the items contained herein.

10.

Abandonment.  At any time before the First Merger Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Buytron or MergerSub or both, notwithstanding the approval of this Merger Agreement by the stockholders of Buytron and the sole stockholder of MergerSub.

11.

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of the parties by their respective duly authorized officers as of the date first written above.

BUYTRON, INC. a Nevada corporation /s/ Stephen Hallock By Name: Stephen Hallock, President	CELTRON INTERNATIONAL, INC. a Nevada corporation /s/ Allen Harington By Name: Allen Harington, Chief Executive Officer
ALANDA FAMILY TRUST /s/ Allen Harington By Name: Allen Harington, Trustee	CELTRON ACQUISITION CORP. a Nevada corporation /s/ Allen Harington By Name: Allen Harington, Chief Executive Officer
OPUS INTERNATIONAL, LLC /s/ Stephen Hallock By Name: Stephen Hallock, Managing Member

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